Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

30. Subsequent events

Investment in the Northparkes E44 deposit

On February 10, 2026, Triple Flag International Ltd. (“TFI”), a wholly owned subsidiary of Triple Flag Precious Metals Corp., and Evolution, entered into an agreement whereby TFI will invest $84.3 million into the development of the high-grade E44 gold open pit at Northparkes, which includes a seven-year period of minimum guaranteed stream deliveries to Triple Flag. Under the terms of the agreement, TFI will be entitled to purchase 20% of payable gold and 30% of payable silver from the E44 deposit for an ongoing payment of 10% of the spot gold and silver price for each ounce delivered. TFI's existing gold and silver stream on Northparkes is unaffected, other than with respect to the E44 Gold Deposit. The transaction is expected to be funded during the fourth quarter of 2026.